SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2012

SPICY PICKLE FRANCHISING, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-53000 (Commission File Number)	38-3750924 (IRS Employer Identification No.)

90 Madison Street, Suite 700, Denver, Colorado 80206
 (Address of principal executive offices)          (Zip Code)

(303) 297-1902
Registrant’s telephone number, including area code

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On February 2, 2012, the registrant received notice of default and acceleration from Presley and Patricia Stacey Reed (the “Reeds”) and Raymond and Joan BonAnno (the “BonAnnos”), which set forth notice of the occurrence of an event of default under the following promissory notes with the Reeds and/or the BonAnnos as lenders:

•	Convertible promissory note dated September 30, 2009, as amended on May 10, 2010, issued in favor of Presley Reed in the principal amount of $509,594.79;
•	Convertible promissory note dated September 30, 2009, as amended on May 10, 2010, in favor of the BonAnnos in the principal amount of $307,656.89;
•	Convertible promissory note dated May 10, 2010 in favor of the Reeds in the principal amount of $2,000,000;
•	Convertible promissory note dated April 15, 2011 in favor of the Reeds in the principal amount of $500,000;
•	Convertible promissory note dated April 15, 2011 in favor of the BonAnnos in the principal amount of $500,000;
•	Senior secured promissory note dated December 5, 2011 in favor of the Reeds in the principal amount of $1,160,000; and
•	Senior secured promissory note dated December 5, 2011 in favor of the BonAnnos in the principal amount of $290,000

The event of default stemmed from a $335,000 bad debt charge taken against operations when one of the registrant’s debtors informed the registrant that it would not be able to pay the receivable owed to the registrant.  This resulted in the registrant’s loss for the quarter ended December 31, 2011 exceeding the amount allowable in its covenants in the December 5, 2011 loan agreement and the registrant being insolvent.

The Reeds demand immediate payment of $3,793,028.81, which includes the aggregate outstanding principal of $3,439,594.79 and accrued interest as of February 1, 2012 of $353,434.02, plus collection costs.

The BonAnnos demand immediate payment of $969,843.68, which includes the aggregate outstanding principal of $907,656.89 and accrued interest as of February 1, 2012 of $62,186.79, plus collection costs.

The notice states that if payment is not made in full by 12 pm MST on February 3, 2012, the Reeds and BonAnnos shall pursue all appropriate legal remedies available to them.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 27, 2012, Raymond BonAnno and Carl Vertuca resigned as directors of the registrant. Mr. Vertuca served as the Chairman of the Audit Committee of the board of directors.

On February 1, 2012, Mark Laramie resigned as director of the registrant. Mr. Laramie will continue to serve the registrant as its Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPICY PICKLE FRANCHISING, INC.

February 2, 2012	By: /s/ Mark Laramie
Mark Laramie Chief Executive Officer